EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of THC Therapeutics, Inc. (the "Company") on Form 10-Q for the fiscal period ended April 30, 2024 (the "Report"), I, Scott Cox, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: November 12, 2024	By:	/s/ Scott Cox
Scott Cox
Interim Chief Executive Officer (Principal Executive Officer & Principal Accounting Officer)